STOCK EXCHANGE AGREEMENT

     This Stock Exchange Agreement (this "Agreement") is made and effective as of October 13, 2014 (the "Effective Date"), by and between AmericaTowne, Inc., a Delaware corporation and reporting company under the rules promulgated by the United States Securities and Exchange Commission, with a mailing address for notice purposes of 353 East Six Forks Road, Suite 270 in Raleigh, North Carolina 27609 ("AmericaTowne") and Yilaime Corporation of NC, a North Carolina corporation with an address for notice purposes of 212 River Birch Lane in Chapel Hill, North Carolina 27514 ("Yilaime"). AmericaTowne and Yilaime may be defined singularly as a "Party" or collectively as the "Parties."

WITNESSETH

     WHEREAS, the Parties have determined that the transaction contemplated by this Agreement would be advantageous and beneficial to their respective companies and shareholders, and would be consistent with a related-party restructuring.

     WHEREAS, the Parties hereto desire to consummate the transactions contemplated herein, pursuant to which AmericaTowne will convey to Yilaime title to 3,616,059 shares of its authorized common of stock (the "AmericaTowne Shares") subject to the terms and conditions of this Agreement.

     WHEREAS, in consideration of acceptance of the conveyance of the AmericaTowne Shares, Yilaime shall convey to AmericaTowne 10,848,178 shares of its authorized common stock (the "Yilaime Shares") subject to the terms and conditions of this Agreement.

     WHEREAS, the parties hereto agree that the valuation of the shares being exchanged is based, in part, on the future contributions to be made by Yilaime to AmericaTowne and the projected earnings and actual asset base of AmericaTowne and its assigns and affiliates.

     WHEREAS, for United States federal income tax purposes, the transactions contemplated hereby are intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (together with all rules and regulations issued thereunder (the "Code")) and this Agreement is intended to be adopted as a plan of reorganization for purposes of Section 368 of the Code.

     WHEREAS, the Recitals stated herein are not mere statements, but representations and warranties of the parties, and material terms in which each party has relied upon in executing this Agreement.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

     (a) "Act" means the Securities Act of 1933, as amended, and the rules and regulations issued in respect thereto.

     (b) "Encumbrance" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

     (c) "Law" means any law, statute, regulation, rule, ordinance, requirement or other binding action or requirement of any governmental, regulatory or administrative body, agency or authority or any court of judicial authority.

     (d) "Order" means any decree, order, judgment, writ, award, injunction, stipulation or consent of or by any Federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign.

     (e) "Person" means any individual, corporation, general or limited partnership, joint venture, association, limited liability company, joint stock company, trust, business, bank, trust company, estate (including any beneficiaries thereof), unincorporated entity, cooperative, association, government branch, agency or political subdivision thereof or organization of any kind.

     (f) "Transaction Documents" means any ancillary contracts, agreements or other documents that are to be entered into in connection with the transactions contemplated hereby.

ARTICLE II

EXCHANGE OF STOCK

SECTION 2.1. Subject to the terms and conditions of this Agreement, at the Closing, AmericaTowne agrees to transfer to Yilaime the AmericaTowne Shares, and in turn, Yilaime agrees to transfer the Yilaime Shares to AmericaTowne, subject to the terms set forth in Section 2.2(b).

SECTION 2.2. THE CLOSING.

     (a) Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place as promptly as possible but no later than the fifth (5th) business day following the day the last of the conditions set forth in Article V has been fulfilled or waived (other than those that this Agreement contemplates will be satisfied at or immediately prior to the Closing), or at such other time as shall be mutually agreed upon by the Parties (the "Closing Date").

     (b) Subject to the conditions set forth in this Agreement, the Parties agree to consummate the following transactions at the Closing: (i) AmericaTowne shall convey to Yilaime, by physically delivering to Yilaime the AmericaTowne Shares, subject to those restrictions mandated by the Act; and (ii) Yilaime shall convey to AmericaTowne the Yilaime Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF AMERICATOWNE

     AmericaTowne represents and warrants to Yilaime that the statements contained in this Article III are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date).

SECTION 3.1. POWER AND AUTHORITY. AmericaTowne is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. AmericaTowne has all requisite capacity, power and authority to execute, deliver and perform this Agreement. No other corporate action on the part of AmericaTowne is necessary to authorize the execution and delivery by AmericaTowne of this Agreement. This Agreement has been duly executed and delivered and, upon execution by Yilaime, will constitute a valid and legally binding obligation of AmericaTowne, enforceable against AmericaTowne in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

SECTION 3.2. OWNERSHIP; TRANSFERABILITY. AmericaTowne is the legal and beneficial owner of the AmericaTowne Shares, free and clear of any Encumbrance or restriction on transfer (and shall remain free and clear until the Closing), other than restrictions under the Act, or restrictions reflected in a legend on the certificates representing the AmericaTowne Shares.

SECTION 3.3. CONSENTS AND APPROVALS. Neither the execution, delivery and performance of this Agreement by AmericaTowne, nor the consummation by AmericaTowne of any transaction related hereto, including the transfer, sale and delivery of the AmericaTowne Shares will require any consent, approval, license, Order or authorization of, filing, registration, declaration or taking of any other action with, or notice to, any Person, other than such consents, approvals, filings or actions as may be required under the Federal securities laws which have or will be made, or the securities laws of the jurisdiction of AmericaTowne.

SECTION 3.4. NO CONFLICTS. The execution and delivery by AmericaTowne of this Agreement, and the consummation of the transactions contemplated by this Agreement shall not, assuming the consents, approvals, filings or actions described in Section 3.3 are made or obtained, as the case may be, (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or by-laws of AmericaTowne, (b) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which AmericaTowne is a party or by which it or any of its properties or assets may be bound, or (c) conflict or violate any permit, concession, franchise, license, judgment, Order, decree, statute, law, ordinance, rule or regulation of any government, governmental instrumentality or court, domestic or foreign, applicable to AmericaTowne or any of its properties or assets, except in the case of (b) and (c) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not, individually or in the aggregate, materially and adversely affect the AmericaTowne Shares being conveyed by AmericaTowne to Yilaime.

SECTION 3.5. PURCHASE ENTIRELY FOR OWN ACCOUNT. The Yilaime Shares to be received by AmericaTowne will be acquired for investment for AmericaTowne's own account, and not with a view to the resale or distribution of any part thereof, unless otherwise agreed to by Yilaime. AmericaTowne has no present intention of selling, granting any participation in, or otherwise distributing the Yilaime Shares, except as permitted by the Act.

SECTION 3.6. CLASSIFICATION OF YILAIME SHARES. AmericaTowne understands that the Yilaime Shares being conveyed at Closing shall be characterized as "restricted securities" under the Federal securities laws and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.

SECTION 3.7. LEGENDS. It is understood that the certificate evidencing the Yilaime Shares shall bear a legend substantially in the form below:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS AND RULES OR UNLESS SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE STATE LAWS AND RULES.

SECTION 3.8. BROKERS, ETC. AmericaTowne is not obligated to pay any fee or commission to any broker, finder or other similar Person in connection with the transactions contemplated by this Agreement (other than any fees or commissions that are solely for the account of AmericaTowne).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF YILAIME

     Yilaime represents and warrants to AmericaTowne that the statements contained in this Article IV are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date).

SECTION 4.1. POWER AND AUTHORITY. Yilaime is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction. Yilaime has all requisite capacity, power and authority to execute, deliver and perform this Agreement. No other corporate action on the part of Yilaime is necessary to authorize the execution and delivery by Yilaime of this Agreement. This Agreement has been duly executed and delivered and, upon execution by AmericaTowne, will constitute a valid and legally binding obligation of Yilaime, enforceable against Yilaime in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

SECTION 4.2. OWNERSHIP; TRANSFERABILITY. Yilaime is the legal and beneficial owner of the Yilaime Shares, free and clear of any Encumbrance or restriction on transfer (and shall remain free and clear until the Closing), other than restrictions under the Act, or restrictions reflected in a legend on the certificates representing the Yilaime Shares.

SECTION 4.3. CONSENTS AND APPROVALS. Neither the execution, delivery and performance of this Agreement by Yilaime, nor the consummation by Yilaime of any transaction related hereto, including the transfer, sale and delivery of the Yilaime Shares will require any consent, approval, license, Order or authorization of, filing, registration, declaration or taking of any other action with, or notice to, any Person, other than such consents, approvals, filings or actions as may be required under the Federal securities laws which have or will be made, or the securities laws of the jurisdiction of Yilaime. Yilaime consents to any and all necessary requirements of AmericaTowne in reporting this transaction with the United States Securities and Exchange Commission.

SECTION 4.4. NO CONFLICTS. The execution and delivery by Yilaime of this Agreement, and the consummation of the transactions contemplated by this Agreement shall not, assuming the consents, approvals, filings or actions described in Section 4.3 are made or obtained, as the case may be, (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or by-laws of

Yilaime, (b) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Yilaime is a party or by which it or any of its properties or assets may be bound, or (c) conflict or violate any permit, concession, franchise, license, judgment, Order, decree, statute, law, ordinance, rule or regulation of any government, governmental instrumentality or court, domestic or foreign, applicable to Yilaime or any of its properties or assets, except in the case of (b) and (c) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not, individually or in the aggregate, materially and adversely affect the Yilaime Shares being conveyed by Yilaime to AmericaTowne.

SECTION 4.5. PURCHASE ENTIRELY FOR OWN ACCOUNT. The AmericaTowne Shares to be received by Yilaime will be acquired for investment for Yilaime's own account, and not with a view to the resale or distribution of any part thereof, unless otherwise allowed for under the Act. Yilaime has no present intention of selling, granting any participation in, or otherwise distributing the AmericaTowne Shares, except, in the case of this Section 3.5, as permitted by the Act, or pursuant to a future, potential stock redemption program whereby, after registration of the AmericaTowne Shares, the shareholders in Yilaime may agree to tender back its shares in Yilaime in consideration of a pro rata fractional issuance of the AmericaTowne Shares, which Yilaime agrees would need the approval from AmericaTowne so it may properly report the transaction with the United States Securities and Exchange Commission.

SECTION 4.6. BROKERS, ETC. Yilaime is not obligated to pay any fee or commission to any broker, finder or other similar Person in connection with the transactions contemplated by this Agreement (other than any fees or commissions that are solely for the account of Yilaime).

SECTION 4.7. LEGENDS. It is understood that the certificate(s) evidencing the Yilaime Shares shall bear a legend substantially in the form below:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS AND RULES OR UNLESS SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE STATE LAWS AND RULES.

ARTICLE V

CONDITIONS PRECEDENT; RELATED COVENANTS

SECTION 5.1. CLOSING EFFORTS. Each of the parties hereto shall use its commercially reasonable efforts ("Reasonable Efforts") to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including using its Reasonable Efforts to ensure that (i) its representations and warranties remain true and correct in all material respects through the Closing Date, and (ii) the conditions to the obligations of the other parties to consummate the transaction are satisfied.

SECTION 5.2. CONDITIONS PRECEDENT TO OBLIGATIONS OF YILAIME. The obligations of Yilaime to transfer the Yilaime Shares to AmericanTowne and acceptance of the AmericaTowne Shares at the Closing and upon satisfaction of the conditions precedent for future releases are subject to the fulfillment of the condition that, at the Closing, the representations and warranties of Yilaime set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of Yilaime set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date).

SECTION 5.3. CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICATOWNE. The obligations of AmericaTowne to convey the AmericaTowne Shares and accept the Yilaime Shares are subject to the fulfillment of the condition that, at the Closing, the representations and warranties of AmericaTowne set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of AmericaTowne set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date).

ARTICLE VI

TERMINATION

SECTION 6.1. TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the written consent of each party hereto.

SECTION 6.2. TERMINATION BY EITHER AMERICATOWNE OR YILAIME. This Agreement may be terminated (upon written notice from the terminating party hereto to the other party hereto) and the transactions contemplated hereby may be abandoned by action of any party hereto, if (a) the conveyance of the AmericaTowne shares to Yilaime and the conveyance of the Yilaime Shares to AmericaTowne shall not have occurred on or prior to October 20, 2014, or (b) any Federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign shall have issued a Law or Order permanently restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such Law or Order shall have become final and non-appealable.

SECTION 6.3. EFFECT OF TERMINATION AND ABANDONMENT. In the event of termination of this Agreement pursuant to this Article VI hereof, no Party or, its directors or officers or other controlling persons shall have any liability or further obligation to any other Party hereto pursuant to this Agreement, except that Article VII hereof shall survive termination of this Agreement and nothing herein will relieve any party hereto from liability for any breach of this Agreement occurring prior to such termination.

ARTICLE VII

GENERAL PROVISIONS; OTHER AGREEMENTS

SECTION 7.1. PRESS RELEASES. Other than any required filings under the Federal securities laws, none of the parties hereto will, without first obtaining the approval of the other, make any public announcement, directly or indirectly, regarding this Agreement, nor the nature of the transaction contemplated by this Agreement, to any person except as required by law or regulatory bodies and other than to the respective principals or other representatives of the Parties, each of whom shall be similarly bound by such confidentiality obligations. If any such press release or public announcement is so required by either party (except in the case of any disclosure required under the Federal securities laws to be made in a filing with the Securities and Exchange Commission), the disclosing party shall consult with the other parties prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to each of the parties.

SECTION 7.2. TAX-FREE TRANSACTION. From and after the date of this Agreement, AmericaTowne shall use all reasonable efforts to cause the transactions contemplated hereby to qualify, and shall not knowingly take any actions or permit any actions to be taken that could reasonably be expected to prevent said transactions from qualifying as a "reorganization" under Section 368(a) of the Code for the benefit of Yilaime. This Agreement shall be, and hereby is, adopted by Yilaime as a plan of reorganization for purposes of Section 368 of the Code.

SECTION 7.3. EXPENSES. Regardless of whether the transactions contemplated hereby are consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such costs and expenses.

SECTION 7.4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of laws provisions thereof.

SECTION 7.5. HEADINGS. Article and Section headings used in this Agreement are for convenience only and shall not affect the meaning or construction of this Agreement.

SECTION 7.6. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof.

SECTION 7.7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by facsimile transmission and shall be binding upon the parties hereto so transmitting their signatures. Counterparts with original signatures shall be provided to the other parties hereto following the applicable facsimile transmission; provided that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this Agreement.

SECTION 7.8. AMENDMENT. Any term of this Agreement may be modified or amended only by an instrument in writing signed by each of the parties hereto.

SECTION 7.9. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms.

SECTION 7.10 JOINT DRAFTING, NEGOTIATION AND CONFLICT WAIVER. Each Party agrees that they have had an opportunity to participate in the drafting, preparation and negotiation of this Agreement. Each of the Parties expressly acknowledges such participation and negotiation in order to avoid the application of any rule construing contractual language against the drafter thereof and agrees that the provisions of this Agreement shall be construed without prejudice to the Party who actually memorialized this Agreement in final form. Yilaime acknowledges that Paesano Akkashian, P.C. ("Paesano Akkashian") has disclosed to it that it is legal counsel to AmericaTowne and its related-party Yilaime Corporation (the Nevada corporation, not to be confused with the Yilaime in this Agreement), and that an actual or perceived conflict of interest may exist under the Michigan Rules of Professional Conduct by virtue of the fact that Yilaime is a related party to AmericaTowne. Yilaime acknowledges that Paesano Akkashian has thoroughly explained the conflict, and to the extent such a conflict exists, Yilaime waives the conflict.

SECTION 7.11 CONFLICT WAIVER RELATED TO ALTON PERKINS. The Parties acknowledge that this Agreement is intended to serve as a step in the restructuring of the Parties in furtherance of AmericaTowne's business objectives, and in furthering Yilaime's business relationship with AmericaTowne and future services to be provided to AmericaTowne. The Parties acknowledge that Alton Perkins is the Chairman of the Board, President, Treasurer and Secretary for AmericaTowne and the Chairman of the Board for Yilaime. To the extent an actual or perceived conflict of interest exists related to Mr. Perkins' positions with AmericaTowne, Yilaime knowingly waives the conflict since the execution of this Agreement is in the best interests of Yilaime.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date set forth above.

AMERICATOWNE, INC.

By /s/Alton Perkins
Alton Perkins
Chairman of the Board
Authorized by Board of Directors

YILAIME CORPORATION OF NC

By: /s/Mabiala T. Phuati
Mabiala T. Phuati
Vice President